UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2023

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9205 West Russell Road, Ste 400
Las Vegas, NV 89148
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AX	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2023, the Board of Directors of Axos Financial, Inc. (the “Company”) amended and restated the Company’s Bylaws (the “Bylaws”), effective immediately. The following is a summary of the material changes to the Bylaws in Article II, Section 10, which were adopted in light of the universal proxy rules set forth in Rule 14a-19 as adopted by the U.S. Securities and Exchange Commission and are generally applicable to the nomination of a director nominee by a stockholder of the Company:

1.Requiring a nominating stockholder to use a proxy card color other than white;
2.Requiring a nominating stockholder to comply with the new process requirements of Rule 14a-19, including a representation that it intends to solicit proxies from stockholders representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors;
3.Requiring a nominating stockholder to comply with the new information requirements of Rule 14a-19; and
4.Clarifying that if a nominating stockholder fails to comply with Rule 14a-19, the Company will disregard any proxies or votes in favor of a stockholder nominee.

The foregoing description of the amendments to the Company’s Bylaws is qualified in its entirety by the full text of the Bylaws, which are attached hereto as Exhibit 3.1 in redline form marked to show the changes described above, and as Exhibit 3.2 in unmarked form, and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
3.1	Amended and Restated Bylaws of Axos Financial, Inc., as amended and restated through May 25, 2023 (marked to show changes)
3.2	Amended and Restated Bylaws of Axos Financial, Inc., as amended and restated through May 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	May 30, 2023	By:	/s/ Derrick K. Walsh
Derrick K. Walsh
EVP and Chief Financial Officer